Goldman Sachs Trust

Goldman Sachs Financial Square Funds

FST Shares, FST Service Shares, FST Administration Shares,
FST Preferred Shares, FST Select Shares and FST Capital Shares of:

Goldman Sachs Financial Square Treasury Instruments Fund

Goldman Sachs Institutional Liquid Assets Portfolios

ILA Shares, ILA Administration Shares, ILA Service Shares and
ILA Cash Management Shares of:

Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio

Supplement dated December 15, 2008 to the
Prospectuses dated April 29, 2008 (the “Prospectuses”)

As stated in the section entitled “What Else Should I Know About Share Purchases” in the “Shareholder Guide” of each Prospectus, the Goldman Sachs Trust (the “Trust”), on behalf of each fund listed above (the “Funds”), reserves the right to reject or restrict any purchase or exchange order by a purchaser (or group of related purchasers) for any reason, in its discretion. Effective December 22, 2008, shares of each Fund will not be available for purchase or exchange, except that current investors may continue to reinvest Fund dividends and distributions in additional shares of that Fund. Redemption requests will not be affected.

As market conditions change, the Trust, in its discretion and on behalf of the Funds, may remove these restrictions on Fund purchases and exchanges and once again permit Fund purchases and exchanges in accordance with the Funds’ Prospectuses.

In addition, as a result of current market conditions and the prevailing interest rate environment, some portion of each Fund’s total net assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such cases, Fund assets may be held in cash in each Fund’s custody account. Cash assets are not income-generating and therefore would impact a Fund’s current yield.

This Supplement should be retained with your Prospectuses
for future reference.

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